FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of February 6, 2013 (the "Effective Date"), by and among

WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer pursuant to the Credit Agreement (as hereinafter defined) acting for and on behalf of the financial institutions which are now or hereafter become parties thereto as lenders (in such capacity, "Agent"), the LENDERS party hereto (individually, each a "Lender" and collectively, "Lenders"), and

ALCO STORES, INC. (f/k/a Duckwall-Alco Stores, Inc.), a corporation organized under the laws of the State of Kansas ("ALCO Stores") and ALCO HOLDINGS, a Texas limited liability company ("ALCO Holdings" and, together with ALCO Stores, the "Borrowers").

WHEREAS:

A. The Borrowers, the Lenders and the Agent are parties to that certain Credit Agreement dated as of July 21, 2011 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit and make certain other financial accommodations available to the Borrowers;

B. The Borrowers have requested that the Required Lenders agree to amend the Credit Agreement as set forth herein, and the Required Lenders have agreed to such amendments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

2. Amendment to Credit Agreement.

(a) Additional Definitions. Section 1.01 of the Credit Agreement is hereby amended to include, in addition and not in limitation, the following definitions in the proper alphabetical order:

(i) "First Amendment" means the First Amendment to the Credit Agreement dated and effective as of the First Amendment Effective Date, by and among the Borrowers, the Administrative Agent and the Required Lenders party thereto."

(ii) "First Amendment Effective Date" means February 6, 2013."

(b) Amendment to Section 7.06(c). Section 7.06(c) of the Credit Agreement is hereby deleted as appearing therein, and inserted in lieu thereof the following:

"(c) (i) the Borrower and each Subsidiary may repurchase, redeem or otherwise acquire Equity Interests issued by it not to exceed $1,000,000 in the aggregate in each Fiscal Year and (ii) if the Availability Conditions are satisfied, the Borrower and each Subsidiary may repurchase, redeem or otherwise acquire Equity Interests issued by it, provided, that prior to undertaking such transaction, a Responsible Officer of the Borrower shall have delivered a certificate to the Administrative Agent, together with supporting documentation (including a budget and projections for such twelve month period), which is reasonably satisfactory to the Administrative Agent (which determination shall be made by the Administrative Agent not later than ten (10) Business Days after receipt of such certificate and supporting documentation), reflecting compliance with the Availability Conditions;"

3. Representations and Warranties. The Borrowers represent and warrant to the Agent and the Lenders that:

(a) the representations and warranties set forth in the Credit Agreement and in each of the other Loan Documents are true and correct on the Effective Date, as if made on and as of the Effective Date and as if each reference therein to "this Agreement" or the "Credit Agreement" or the like includes reference to this Amendment and the Credit Agreement as amended hereby (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date); and

(b) after giving effect to this Amendment, no Default or Event of Default exists as of the Effective Date.

4. Conditions Precedent. The amendments set forth in this Amendment shall not be effective until each of the following conditions precedent are satisfied in a manner satisfactory to Agent:

(a) receipt by the Agent of this Amendment, duly authorized and executed by each Borrower and the Required Lenders;

(b) to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of Choate, Hall & Stewart LLP, counsel to the Agent) required to be reimbursed or paid by the Borrowers pursuant to the terms of the Credit Agreement; and

(c) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, nor shall any Default or Event of Default result from the consummation of the transactions contemplated herein.

5. Effect on Loan Documents. As amended hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed by each Borrower in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of the Agent or Lenders under the Credit Agreement or the other Loan Documents. Each Borrower hereby ratifies and confirms in all respects all of its obligations and any prior grant of a security interest under the Credit Agreement and the other Loan Documents.

6. Further Assurances. Each Borrower shall execute and deliver all agreements, documents and instruments, each in form and substance satisfactory to the Agent, and take all actions as the Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of the security interest in the Collateral held by the Agent and to fully consummate the transactions contemplated under this Amendment and the Credit Agreement, as modified hereby.

7. Release. Each Borrower hereby remises, releases, acquits, satisfies and forever discharges Agent and the Lenders, their agents, employees, officers, directors, predecessors, attorneys and all others acting on behalf of or at the direction of Agent or the Lenders, of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, or now has, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the Effective Date, against Agent and the Lenders, their agents, employees, officers, directors, attorneys and all persons acting on behalf of or at the direction of Agent or the Lenders ("Releasees"), for, upon or by reason of any matter, cause or thing whatsoever through the Effective Date. Without limiting the generality of the foregoing, each Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they have or may have as of the Effective Date, including, but not limited to, the rights to contest any conduct of Agent, the Lenders or other Releasees on or prior to the Effective Date.

8. No Novation; Entire Agreement. This Amendment is not a novation or discharge of the terms and provisions of the obligations of the Borrower under the Credit Agreement and the other Loan Documents. There are no other understandings, express or implied, among the Loan Parties, the Agent and the Lenders regarding the subject matter hereof or thereof.

9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

10. Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic transmission also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

11. Construction. This Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement. Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

ALCO STORES, INC., on behalf of itself and ALCO HOLDINGS, a Texas limited liability company

By:  /s/ Wayne S. Peterson
Name:  Wayne S. Peterson
Title:  SVP and CFO

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and Lender

By:  /s/ Adam B. Davis
Name:  Adam B. Davis
Title:  Director

CIT BANK, as Lender

By:  /s/ Renee Singer
Name:  Renee Singer
Title:  Managing Director